Effective August 11, 2015, the fifth paragraph in sub-section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information" is restated in its entirety as follows:

MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers to create a fundamental rating for an issuer.  MFS uses quantitative models to create a quantitative rating for an issuer. MFS then constructs the portfolio considering the blended rating from combining the fundamental rating and the quantitative rating, as well as issuer, industry, and sector weightings, market capitalization, measures of expected volatility of the fund's return (e.g., predicted beta and predicted tracking error), and other factors, with a goal of constructing a portfolio that over time has a consistent level of active risk compared to the Russell 2000. Active risk is the risk resulting from investment selection rather than market risk.

Effective August 11, 2015, the fourth paragraph in the sub-section entitled "Principal Risks" under the main heading "Summary of Key Information" is restated in its entirety as follows:

Investment Strategy Risk: The fund's strategy to blend fundamental and quantitative research and to have a consistent level of active risk over time may not produce the intended results. In addition, MFS fundamental research is not available for all issuers.

Effective September 15, 2015, the sub-section entitled "Portfolio Manager(s)" under the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Matthew W. Krummell	2012	Investment Officer of MFS
James C. Fallon	September 2015	Investment Officer of MFS
Jonathan W. Sage	September 2015	Investment Officer of MFS
John E. Stocks	September 2015	Investment Officer of MFS

Effective August 11, 2015, the fourth paragraph in sub-section entitled "Principal Investment Strategies" under the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

MFS uses a bottom-up approach to buying and selling investments for the fund.  Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to create a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS uses quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors to create a quantitative rating for an issuer. When MFS quantitative research is available but MFS fundamental research is not available, MFS considers the issuer to have a neutral fundamental rating. MFS then constructs the portfolio considering the blended rating from combining the fundamental rating and the quantitative rating, as well as issuer, industry, and sector weightings, market capitalization, measures of expected volatility of the fund's returns (e.g., predicted beta and predicted tracking error), and other factors, with a goal of constructing a portfolio that over time has a consistent level of active risk compared to the Russell 2000. Active risk is the risk resulting from investment selection rather than market risk.

Effective August 11, 2015, the fifth paragraph in the sub-section entitled "Principal Risks" under the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

Investment Strategy Risk: The fund's strategy to blend fundamental and quantitative research and to have a consistent level of active risk over time may not produce the intended results. In addition, MFS fundamental research is not available for all issuers.

Effective September 15, 2015, the sub-section entitled "Portfolio Manager(s)" under the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Matthew W. Krummell	Lead Portfolio Manager	Employed in the investment area of MFS since 2001
James C. Fallon	Portfolio Manager	Employed in the investment area of MFS since 1999
Jonathan W. Sage	Portfolio Manager	Employed in the investment area of MFS since 2000
John E. Stocks	Portfolio Manager	Employed in the investment area of MFS since 2001

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